Exhibit 10.75

EXTENSION OF THE MASTER SERVICES AGREEMENT AND THE SERVICE LEVEL AGREEMENT. This extension to the Master Services Agreement and its Service Level Agreement is entered into by Athena Bitcoin Global , a corporation organized and existing under the laws of Nevada, USA ; Athena Bitcoin Inc . , a corporation organized and existing under the laws of Delaware, USA ; Athena Holdings El Salvador, S . A . de C . V . , a Salvadorian corporation, and Chivo, Sociedad Anonima de Capital Variable, a Salvadorian corporation . It will be effective as of July 31 , 2024 , and will be governed according to the following clauses : i. Background . On July 1 , 2022 , the aforementioned parties signed a Master Services Agreement and its respective Service Level Agreement, which are intended to govern the ATM’s maintenance and support service . The term of the referred contracts began on July 1 , 2022 , ending on July 30 , 2024 . Likewise, in clause 11 . 4 of the Master Services Agreement, it was established that any amendment or modification of the terms will be binding only when it is in writing and signed by the authorized representatives of the parties . ii. Extension of the deadline . The parties agree to extend the term of the referred contracts for TWO MONTHS, starting on July 31 , 2024 , ending on September 30 , 2024 . This, because the parties have expressed their intention to continue with the provision of the contracted services, however, the clauses of the new contract are still pending negotiation . iii. Commitments by Athena In this act, Athena Bitcoin Global , Athena Bitcoin Inc. , and Athena Holdings El Salvador, S.A. de C.V. , undertake to correctly finalize and deliver to Chivo, Sociedad Anonima de Capital Variable, before the expiration of the term of this instrument, that is, before September 30, 2024, the supporting information described in Annex 1 of this agreement.

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iv . Final statements . Finally, the parties have agreed to ratify all other clauses and conditions agreed in the referred contracts, which remain in force in their entirety . By signing this document, the parties agree to continue with the referred Master Services Agreement and Service Level Agreement . THIS DOCUMENT IS SIGNED BY ALL PARTIES BELOW: ATHENA BITCOIN GLOBAL Firma: Matias Goldenhorn (Aug 5, 2024 14:45 CDT) Nombre: Matías GoldenHorn Cargo: Legal representative Fecha: Aug 5, 2024 CHIVO, S.A. DE C.V. Firma: Alejandro Pineda (Aug 7, 2024 11:59 MDT) Nombre: Alejandro Pineda Cargo: General Manager Fecha: Aug 7, 2024 ATHENA BITCOIN INC. Firma: Matias Goldenhorn (Aug 5, 2024 14:45 CDT) Nombre: Matías GoldenHorn Cargo: Legal representative Fecha: Aug 5, 2024 ATHENA HOLDINGS EL SALVADOR S.A. DE C.V. Firma: Carlos Rivas (Aug 5, 2024 13:54 MDT) Nombre: Carlos Rivas Cargo: Legal representative Fecha: Aug 5, 2024

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ANNEX 1 Support information pending delivery by Athena Bitcoin Global, Athena Bitcoin Inc., and Athena Holdings El Salvador, S.A. de C.V. 1) Supporting Documentation pending delivery by Athena Holdings El Salvador, S.A. de C.V.

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ANNEX 1 Support information pending delivery by Athena Bitcoin Global, Athena Bitcoin Inc., and Athena Holdings El Salvador, S.A. de C.V. 1) Supporting Documentation pending delivery by Athena Holdings El Salvador, S.A. de C.V.

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ANNEX 1 Support information pending delivery by Athena Bitcoin Global, Athena Bitcoin Inc., and Athena Holdings El Salvador, S.A. de C.V. 2) Supporting Documentation pending delivery by Athena Bitcoin Global and Athena Bitcoin Inc. THIS DOCUMENT IS SIGNED BY ALL PARTIES BELOW:

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ATHENA BITCOIN GLOBAL Firma: Matias Goldenhorn (Aug 5, 2024 14:45 CDT) Nombre: Matías GoldenHorn Cargo: Legal representative Fecha: Aug 5, 2024 CHIVO, S.A. DE C.V. Firma: Alejandro Pineda (Aug 7, 2024 11:59 MDT) Nombre: Alejandro Pineda Cargo: General Manager Fecha: Aug 7, 2024 ATHENA BITCOIN INC. Firma: Matias Goldenhorn (Aug 5, 2024 14:45 CDT) Nombre: Matías GoldenHorn Cargo: Legal representative Fecha: Aug 5, 2024 ATHENA HOLDINGS EL SALVADOR S.A. DE C.V. Firma: Carlos Rivas (Aug 5, 2024 13:54 MDT) Nombre: Carlos Rivas Cargo: Legal representative Fecha: Aug 5, 2024

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V1 020824 CW - EXTENSION LETTER - MSA - SLA Final Audit Report 2024 - 08 - 07 Created: By: Status: 2024 - 08 - 03 Brenda Fuentes (brenda.fuentes@chivowallet.com) Signed Transaction ID: CBJCHBCAABAAxfMdMUf3PCBHvB3iC6 - EUKCHaE62c_OU "V1 020824 CW - EXTENSION LETTER - MSA - SLA" History Document created by Brenda Fuentes (brenda.fuentes@chivowallet.com) 2024 - 08 - 03 - 2:49:21 AM GMT Document emailed to matias@athenabitcoin.com for signature 2024 - 08 - 03 - 2:53:40 AM GMT Email viewed by matias@athenabitcoin.com 2024 - 08 - 05 - 7:43:48 PM GMT Signer matias@athenabitcoin.com entered name at signing as Matias Goldenhorn 2024 - 08 - 05 - 7:45:07 PM GMT Document e - signed by Matias Goldenhorn (matias@athenabitcoin.com) Signature Date: 2024 - 08 - 05 - 7:45:09 PM GMT - Time Source: server Document emailed to carlos@athena.sv for signature 2024 - 08 - 05 - 7:45:10 PM GMT Email viewed by carlos@athena.sv 2024 - 08 - 05 - 7:46:28 PM GMT Signer carlos@athena.sv entered name at signing as Carlos Rivas 2024 - 08 - 05 - 7:54:56 PM GMT Document e - signed by Carlos Rivas (carlos@athena.sv) Signature Date: 2024 - 08 - 05 - 7:54:58 PM GMT - Time Source: server - Signature captured from device with phone number XXXXXXX2407 Document emailed to alejandro.pineda@chivowallet.com for signature 2024 - 08 - 05 - 7:54:59 PM GMT

Email viewed by alejandro.pineda@chivowallet.com 2024 - 08 - 07 - 5:57:59 PM GMT Signer alejandro.pineda@chivowallet.com entered name at signing as Alejandro Pineda 2024 - 08 - 07 - 5:59:45 PM GMT Document e - signed by Alejandro Pineda (alejandro.pineda@chivowallet.com) Signature Date: 2024 - 08 - 07 - 5:59:47 PM GMT - Time Source: server Agreement completed. 2024 - 08 - 07 - 5:59:47 PM GMT